UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

Brent D. Rosenthal

José R. Izquierdo II

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On September 25, 2024, Ocean Capital LLC (“Ocean Capital”) and the other parties named therein filed with the Securities and Exchange Commission (“SEC”) an Amendment No. 16 to their Schedule 13D with respect to Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”), a copy of which is filed herewith as Exhibit 1.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Stockholders of Puerto Rico Residents Tax-Free Fund VI, Inc. (with respect to its 2024 annual meeting of stockholders):

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) have filed with the SEC a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the stockholders of the Fund with respect to its 2024 annual meeting of stockholders. All stockholders of the Fund are advised to read the definitive proxy statement, any amendments or supplements thereto and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. Stockholders can obtain the definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement and other relevant documents filed by the Participants with the SEC at no charge on the SEC’s website at http://www.sec.gov.

Exhibit 1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 16)*

Puerto Rico Residents Tax-Free Fund VI, Inc.
(Name of Issuer)

Common Shares, $0.01 par value
(Title of Class of Securities)

745276105
(CUSIP Number)

W. Heath Hawk
GAM Tower, 2 Tabonuco St., Suite 200

Guaynabo, Puerto Rico 00968

(770) 777-9373
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

September 24, 2024
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), Rule 13d-1(f) or Rule 13d-1(g), check the following box. ☐

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 745276105

1	NAME OF REPORTING PERSON Ocean Capital LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Puerto Rico
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 1,144,408
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 1,144,408
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 1,144,408
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 5.9%[1]
14	TYPE OF REPORTING PERSON OO

1

The percentages used herein are calculated based upon 19,260,499 shares of common stock outstanding as of August 30, 2024, as disclosed in the Issuer’s Amended Preliminary Proxy Statement (the “Amended Preliminary Proxy Statement”) filed as PRER14A with the Securities and Exchange Commission on September 6, 2024.

CUSIP No. 745276105

1	NAME OF REPORTING PERSON William Heath Hawk
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC, PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 1,179,217[1]
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 1,179,217[1]
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 1,179,217
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 6.1%[2]
14	TYPE OF REPORTING PERSON IN

1	Consisting of (i) 34,809 shares held in a joint account of Mr. Hawk and his spouse and (ii) 1,144,408 shares held by Ocean Capital LLC, which are deemed to be beneficially owned by Mr. Hawk in his capacity as managing member of Ocean Capital LLC.
2	The percentages used herein are calculated based upon 19,260,499 shares of common stock outstanding as of August 30, 2024, as disclosed in the Amended Preliminary Proxy Statement.

CUSIP No. 745276105

1	NAME OF REPORTING PERSON Brent D. Rosenthal
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 745276105

1	NAME OF REPORTING PERSON José R. Izquierdo II
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 745276105

1	NAME OF REPORTING PERSON Ethan A. Danial
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 252,852
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 252,852
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 252,852
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 1.3%[2]
14	TYPE OF REPORTING PERSON IN

1	Consisting of 252,852 shares owned by RAD Investments, LLC, which Mr. Danial as its manager may be deemed to beneficially own.
2	The percentages used herein are calculated based upon 19,260,499 shares of common stock outstanding as of August 30, 2024, as disclosed in the Amended Preliminary Proxy Statement.

CUSIP No. 745276105

1	NAME OF REPORTING PERSON Mojdeh L. Khaghan
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 745276105

1	NAME OF REPORTING PERSON Ian McCarthy
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 745276105

The following constitutes Amendment No. 16 (“Amendment No. 16”) to the Schedule 13D filed by the undersigned with the Securities and Exchange Commission (the “SEC”) on October 6, 2021, as amended by the Amendment No. 1 filed on October 13, 2021, Amendment No. 2 filed on January 31, 2022, Amendment No. 3 filed on February 23, 2022, Amendment No. 4 filed on April 14, 2022, Amendment No. 5 filed on April 28, 2022, Amendment No. 6 filed on June 7, 2022, Amendment No. 7 filed on September 15, 2022, Amendment No. 8 filed on October 3, 2022, Amendment No. 9 filed on September 14, 2023, Amendment No. 10 filed on September 22, 2023, Amendment No. 11 filed on October 16, 2023, Amendment No. 12 filed on May 14, 2024, Amendment No. 13 filed on May 16, 2024, Amendment No. 14 filed on August 16, 2024 and Amendment No. 15 filed on September 17, 2024 (collectively, the “Schedule 13D”). This Amendment No. 16 amends the Schedule 13D as specifically set forth herein.

Item 4.	PURPOSE OF TRANSACTION

Item 4 is hereby supplemented to add the following paragraphs:

On September 24, 2024, Ocean Capital, Mr. Hawk and the 2024 Nominees (collectively, the “2024 Participants”) filed a definitive proxy statement and accompanying BLUE proxy card with the SEC in connection with their solicitation of proxies for the 2024 Annual Meeting. At the 2024 Annual Meeting, the 2024 Participants will seek stockholder approval of Ocean Capital’s proposals to (i) elect the 2024 Nominees, consisting of Brent D. Rosenthal and José R. Izquierdo, to serve as Class I directors on the Board, until their terms expire at the Fund’s 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified and (ii) terminate all existing advisory and management agreements (the “Advisory Agreements”) between the Fund and its investment advisor, UBS Asset Managers of Puerto Rico, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such Advisory Agreements, within sixty days. Details of the proposals, including information about the 2024 Nominees, can be found in the 2024 Participants’ definitive proxy statement, which is available at no charge on the SEC’s website at http://www.sec.gov.

The 2024 Participants are asking stockholders to vote on their BLUE proxy card “FOR” the 2024 Nominees and “FOR” Ocean Capital’s proposal to terminate the Advisory Agreements.

Item 5.	INTEREST IN SECURITIES OF THE ISSUER

Item 5 is hereby amended as follows:

(a) – (c) The aggregate percentage of shares of Common Stock reported to be owned is based upon 19,260,499 shares of common stock outstanding as of August 30, 2024, as disclosed in the Issuer’s Amended Preliminary Proxy Statement filed as PRER14A with the SEC on September 6, 2024.

SIGNATURES

After reasonable inquiry and to the best of his or its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: September 25, 2024

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

/s/ William Heath Hawk
William Heath Hawk

/s/ Brent D. Rosenthal
Brent D. Rosenthal

/s/ José R. Izquierdo II
José R. Izquierdo II

/s/ Ethan A. Danial
Ethan A. Danial

/s/ Mojdeh L. Khaghan
Mojdeh L. Khaghan

/s/ Ian McCarthy
Ian McCarthy